UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Desktop Metal, Inc.

(Name of Registrant as Specified In Its Charter)

Nano Dimension Ltd.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of: August 2024 (Report No. 2)

Commission file number: 001-37600

NANO DIMENSION LTD.

(Translation of registrant’s name into English)

2 Ilan Ramon

Ness Ziona 7403635 Israel

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒         Form 40-F ☐

CONTENTS

On August 26, 2024, Nano Dimension Ltd. (the “Registrant”) issued a press release titled “Nano Dimension Clears Hart-Scott-Rodino (“HSR”) for Acquisition of Desktop Metal,” a copy of which is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

This Report of Foreign Private Issuer on Form 6-K is incorporated by reference into the Registrant’s registration statements on Form F-3 (File No. 333-255960, 333-233905, 333-251155, 333-252848, 333-251004, 333-249184, and 333-278368) and Form S-8 (File No. 333-214520, 333-248419 and 333-269436), filed with the Securities and Exchange Commission (the “SEC”), to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Desktop Metal, Inc. (“Desktop Metal”) filed with the SEC a proxy statement (the “Proxy Statement”) on August 15, 2024. Desktop Metal may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document that Desktop Metal may file with the SEC. The definitive Proxy Statement has been mailed to shareholders of Desktop Metal. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain free copies of the Proxy Statement and other documents containing important information about Desktop Metal and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Registrant will be available free of charge on the Registrant’s website at https://investors.nano-di.com/sec-filings-1/default.aspx.

Participants in the Solicitation

The Registrant, Desktop Metal and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Registrant, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Registrant’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, which was filed with the SEC on March 21, 2024. Information about the directors and executive officers of Desktop Metal, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Desktop Metal’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2024 and Desktop Metal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Registrant or Desktop Metal using the sources indicated above.

Exhibit No.
99.1	Press release issued by Nano Dimension Ltd. on August 26, 2024, titled “Nano Dimension Clears Hart-Scott-Rodino (“HSR”) for Acquisition of Desktop Metal.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nano Dimension Ltd.
(Registrant)

Date: August 26, 2024	By:	/s/ Dotan Bar-Natan
	Name:	Dotan Bar-Natan
	Title:	General Counsel

Exhibit 99.1

Nano Dimension Clears Hart-Scott-Rodino (“HSR”) for Acquisition of Desktop Metal

Antitrust Milestone Marks Significant Step Towards Deal Closing

Acquisition is Expected to Close in Q4/2024

Waltham, Mass., Aug. 26, 2024 (GLOBE NEWSWIRE) -- Nano Dimension Ltd. (Nasdaq: NNDM) (“Nano Dimension” or “Nano”), a leading supplier of Additively Manufactured Electronics (“AME”) and multi-dimensional polymer, metal & ceramic Additive Manufacturing (“AM”) 3D printing solutions, today announced that the waiting period under the United States Department of Justice (“DOJ”) Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) has expired in connection with its definitive agreement to acquire Desktop Metal, Inc. (NYSE: DM) (“DM”).

The HSR Act is a U.S. federal law that requires companies to notify the Federal Trade Commission and the DOJ about certain proposed mergers and acquisitions and observe a waiting period prior to close, which provides the U.S. antitrust authorities the opportunity to review the transaction. As a result of the expiration of the waiting period, no further regulatory review by U.S. antitrust authorities is required in connection with the acquisition.

While the deal continues to be subject to the satisfaction of other customary closing conditions, this is a notable step that keeps Nano Dimension and DM’s previously announced Q4/2024 closing timeline on schedule.

About Nano Dimension

Nano Dimension’s (Nasdaq: NNDM) vision is to transform existing electronics and mechanical manufacturing into Industry 4.0 environmentally friendly & economically efficient precision additive electronics and manufacturing – by delivering solutions that convert digital designs to electronic or mechanical devices - on demand, anytime, anywhere.

Nano Dimension’s strategy is driven by the application of deep learning based AI to drive improvements in manufacturing capabilities by using self-learning & self-improving systems, along with the management of a distributed manufacturing network via the cloud.

Nano Dimension has served over 2,000 customers across vertical target markets such as aerospace and defense, advanced automotive, high-tech industrial, specialty medical technology, R&D and academia. The Company designs and makes Additive Electronics and Additive Manufacturing 3D printing machines and consumable materials. Additive Electronics are manufacturing machines that enable the design and development of High-Performance-Electronic-Devices (Hi-PED®s). Additive Manufacturing includes manufacturing solutions for production of metal, ceramic, and specialty polymers-based applications - from millimeters to several centimeters in size with micron precision.

Through the integration of its portfolio of products, Nano Dimension is offering the advantages of rapid prototyping, high-mix-low-volume production, IP security, minimal environmental footprint, and design-for-manufacturing capabilities, which is all unleashed with the limitless possibilities of additive manufacturing.

For more information, please visit  www.nano-di.com.

Forward-Looking Statements and Other Disclaimers

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions or variations of such words are intended to identify forward-looking statements. Specifically, this press release includes statements regarding the acquisition of DM. Because such statements deal with future events and are based on Nano Dimension’s and DM’s current expectations, they are subject to various risks and uncertainties. The acquisition is subject to closing conditions, some of which are beyond the control of Nano Dimension or DM. Actual results, performance, or achievements of Nano Dimension or DM could differ materially from those described in or implied by the statements in this press release. The forward-looking statements contained or implied in this press release are subject to other risks and uncertainties, including (i) the ultimate outcome of the proposed transaction between Nano and DM, including the possibility that DM’s stockholders will reject the proposed transaction, (ii) the effect of the announcement of the proposed transaction on the ability of Nano Dimension and DM to operate their businesses and retain and hire key personnel and to maintain favorable business relationships, (iii) the timing of the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, (v) the ability to satisfy closing conditions to the completion of the proposed transaction (including any necessary shareholder approvals), (vi) other risks related to the completion of the proposed transaction and actions related thereto, and (vii) the risks and uncertainties discussed under the heading “Risk Factors” in Nano Dimension’s annual report on Form 20-F filed with the SEC on March 21, 2024, and in any subsequent filings with the SEC, and under the heading “Risk Factors” in DM’s annual report on Form 10-K filed with the SEC on March 15, 2024, and in any subsequent filings with the SEC. Except as otherwise required by law, Nano Dimension undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Nano Dimension is not responsible for the contents of third-party websites.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, DM filed a definitive proxy statement with the SEC on August 15, 2024. DM may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that DM may file with the SEC. The definitive proxy statement has been mailed to shareholders of DM. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain free copies of the proxy statement and other documents containing important information about DM and the proposed transaction at the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by DM are available free of charge on DM’s website at https://ir.desktopmetal.com/sec-filings/all-sec-filings.

Participants in the Solicitation

Nano Dimension, DM and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DM shareholders in respect of the proposed transaction. Information about the directors and executive officers of Nano Dimension, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Nano’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, which was filed with the SEC on March 21, 2024. Information about the directors and executive officers of DM, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DM’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2024 and DM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from Nano Dimension or DM using the sources indicated above.

NANO DIMENSION INVESTOR RELATIONS CONTACT
Investor Relations | ir@nano-di.com